                                                                    EXHIBIT 10.4

                     THIRD AMENDMENT TO AMENDED AND RESTATED
                  CREDIT AGREEMENT (REVOLVING CREDIT AGREEMENT)

     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING CREDIT AGREEMENT) (herein called this "Amendment"), dated effective as of December 2, 2002, is entered into by and among W&T OFFSHORE, INC., a Nevada corporation, as the borrower (the "Borrower"), the various financial institutions parties hereto, as lenders (collectively, the "Lenders"), THE TORONTO-DOMINION BANK, as issuer of Letters of Credit (in such capacity together with any successors thereto, the "Issuer"), and TORONTO DOMINION (TEXAS), INC., individually and as agent (in such capacity together with any successors thereto, the "Agent") for the Lenders. Terms defined in the Revolving Credit Agreement (as hereinafter defined) are used herein with the same meanings as given them therein, unless the context otherwise requires.

                               W I T N E S S E T H

     WHEREAS, the Borrower, the Lenders (or their predecessors-in-interest) and the Agent have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of February 24, 2000, as amended pursuant to that certain First Amendment to Amended and Restated Credit Agreement dated as of December 5, 2000, among the Borrower, the Lenders, the Issuer and the Agent, as further amended pursuant to that certain Second Amendment to Amended and Restated Credit Agreement (Revolving Credit Agreement) dated effective as of May 31, 2002, among the Borrower, the Lenders, the Issuer and the Agent (as so amended, and as from time to time amended, supplemented, restated or otherwise modified, including pursuant to this Amendment, the "Revolving Credit Agreement"), pursuant to which the Lenders and Issuer have agreed to make Loans to the Borrower or issue or participate in Letters of Credit on behalf of the Borrower; and

     WHEREAS, the Borrower, the Lenders, the Issuer and the Agent intend to amend the Revolving Credit Agreement to provide for, among other things, an adjustment to the current Borrowing Base, and an amendment to the Facility Amount, as hereinafter provided;

     WHEREAS, the Borrower has requested that the Revolving Credit Agreement be amended to allow BMO Nesbitt Burns Financing, Inc. ("BMO") and Royal Bank of Canada ("RBC") to become "Lenders" party to the Revolving Credit Agreement, as set forth herein; and

     WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto are willing to enter into this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders, the Issuer and the Agent hereby agree as follows:

     1. Amendments to Revolving Credit Agreement. The Revolving Credit Agreement is amended as follows:

     (a) Amendment of Section 1.1. The definition of "Commitment Amount" in
Section 1.1 of the Credit Agreement is amended hereby in its entirety to read as follows:

     ""Commitment" means $180,000,000."

     (b) Amendment of Section 1.1. The definition of "Commitment Fee Rate" in
Section 1.1 of the Revolving Credit Agreement is amended hereby in its entirety to read as follows:

     ""Commitment Fee Rate" means, on each day:

          (a) three-eights of one percent (0.375%) per annum when the Facility Usage on such day is less than ninety percent (90%) of the Facility Amount on such day, and

          (b) one-half of one percent (0.50%) per annum when the Facility Usage on such day is greater than or equal to ninety percent (90%) of the Facility Amount on such day.

     (c) Amendment of Section 1.1. The definition of "Facility Amount" in
Section 1.1 of the Revolving Credit Agreement is amended hereby in its entirety to read as follows:

     ""Facility Amount" means $180,000,000."

     (d) Amendment of Section 1.1. The definition of "Lender Parties" or "Lender Party" in Section 1.1 of the Revolving Credit Agreement are amended hereby in its entirety to read as follows:

     ""Lender Parties" means the Agent, the Issuer, the Lenders and Affiliates of Lenders who have entered into Hedging Contracts with the Borrower and their successors, transferees and assigns; and "Lender Party" means any of them."

     (e) Amendment of Section 1.1. The definition of "Maturity Date" in Section
1.1 of the Revolving Credit Agreement is amended hereby in its entirety to read as follows:

     ""Maturity Date" means December 2, 2005 or such later date as such Maturity Date is extended in accordance with Section 2.10."

     (f) Amendment of Section 1.1. Section 1.1 of the Revolving Credit Agreement is hereby amended by adding the following definitions to such Section in alphabetical order:

     ""Burlington Real Property" means the real property interests acquired by Offshore I, Offshore II and Offshore III from Burlington Resources Offshore Inc. LLOXY Holdings, Inc. and The Louisiana Land and Exploration Company as described in Exhibit A to the Third Amendment dated effective as of December 2, 2002 to this Agreement.

     "FS Investment" means FS Private Investments III LLC.

     "Offshore I" means Offshore Energy I LLC, a Delaware limited liability company.

     "Offshore II" means Offshore Energy II LLC, a Delaware limited liability company.

     "Offshore III" means Offshore Energy III LLC, a Delaware limited liability company."

     (g) Amendment of Section 2.5(a). Section 2.5(a) of the Revolving Credit Agreement is amended hereby in its entirety to read as follows:

          "(a) Commitment Fees. In consideration of each Lender's commitment to make Loans, Borrower will pay to Agent for the account of each Lender a commitment fee determined on a daily basis by applying the Commitment Fee Rate to such Lender's Percentage Share of the unused portion of the Commitment on each day during the Commitment Period, determined for each such day by deducting from the amount of the Commitment at the end of such day the Facility Usage. This commitment fee will be due and payable in arrears on each ABR Payment Date and at the end of the Commitment Period."

     (h) Amendment of Section 6.6. Section 6.6 of the Revolving Credit Agreement is amended hereby by adding the following at the end of such Section before the period:

     "; provided that the foregoing shall not prohibit the Borrower from converting from an S corporation to a C corporation (as such terms are defined in the Internal Revenue Code); provided further that the foregoing shall not prohibit the Borrower from merging itself into a Delaware corporation named W&T Offshore, Inc. so long as within thirty (30) days of such merger the Borrower shall have filed or caused to be filed a copy of the articles of merger reflecting such merger in the real property records in each jurisdiction where any of the Security Documents has been filed or recorded and so long as the Borrower shall have taken such other actions as are necessary and appropriate or as otherwise requested by the Agent to ensure that the liens and security interests granted pursuant to the Security Documents in and to all Collateral remain valid perfected first priority liens and security interests in favor of the Agent for the benefit of the Lender Parties and, in the case of mortgages or deeds of trust referenced in Schedule 2, in favor of the trustee, including, without limitation, filing the certificate of merger in the appropriate governmental offices of all jurisdictions in which the Borrower or any of its subsidiaries that is a party to a Security Document owns property and taking such other actions as may be required by the Minerals Management Service"

     (i) Amendment to Article VI. Article VI of the Revolving Credit Agreement is amended hereby by inserting a new Section 6.20 at the end of such Article as follows:

          "Section 6.20. Certain Hedging Requirements. In the event that the Borrower has failed to issue the Preferred Shares (as defined in Section 7.4) in form and substance satisfactory to the Agent within 60 days following December 2, 2002, the Borrower shall have entered into one or more commodity Hedging Contracts with counterparties acceptable to the Agent, each with a term not in excess of 2 years, on volumes of crude oil and natural gas and at prices sufficient to result in the Borrower receiving at least $20 million of revenues in excess of the revenues which would have been received by the Borrower on those same volumes using a price of $21.50/barrel for crude oil and a price of $3.00/mmbtu for natural gas; provided, however, that to the extent that the Borrower enters into one or more interest rate hedging agreements with counterparties acceptable to the Agent, with a term of at least one year to cover all or a portion of the Loans, then the $20 million referenced above shall be reduced by $1 million for each notional amount of

     $20 million so hedged, up to a maximum reduction not to exceed $3 million in the aggregate."

     (j) Amendment of Section 7.3(b). Section 7.3(b) of the Revolving Credit Agreement is amended hereby by replacing all references to "eighty-five percent (85%)" therein with references to "seventy-five percent (75%)".

     (k) Amendment of Section 7.4. Section 7.4 of the Revolving Credit Agreement is amended hereby by adding the following at the end of the first sentence of such Section 7.4 before the period:

     "; provided that the foregoing shall not prohibit the Borrower from merging itself into a Delaware corporation named W&T Offshore, Inc. so long as it shall comply with the requirements of the further proviso of Section 6.6 of this Agreement and provided further that the foregoing will not prohibit the Borrower from forming W&T Energy I, LLC, W&T Energy II, LLC and W&T Energy III, LLC, nor will it prohibit Offshore I's merging with W&T Energy I, LLC, nor of Offshore II's merging with W&T Energy II, LLC nor of Offshore III's merging with W&T Energy III, LLC for the purpose of acquiring the Burlington Real Property so long as the Borrower shall take the actions and deliver the documents described in the proviso of Section 1(s) to the Third Amendment to Amended and Restated Credit Agreement (Revolving Credit Agreement) dated as of December 2, 2002"

     Section 7.4 of the Revolving Credit Agreement is further amended hereby by adding the following at the end of the second sentence of Section 7.4 before the period:

     "; provided, further that the foregoing shall not prohibit the Borrower from issuing up to 2,000,000 shares of Series A Preferred Stock with a liquidation preference of $50,000,000 and with other rights and provisions acceptable to the Agent (the "Preferred Stock") in exchange for 1000 shares of the common stock of Borrower held by ING Furman Selz Investors III L.P., ING Barings U.S. Leveraged Equity Plan LLC and ING Barings Global Leveraged Equity Plan Ltd., and their assignees."

     (l) Amendment of Section 7.5. Section 7.5 of the Revolving Credit Agreement is amended hereby by adding the following to the end of the penultimate sentence thereof before the period:

     "; provided, however that the foregoing shall not prohibit the Borrower from selling W&T LLC to Mr. Krohn and Mrs. Freel for approximately $1,000,000 in cash"

     (m) Amendment of Section 7.6. Section 7.6 of the Revolving Credit Agreement is amended hereby by adding the following at the end of the first sentence thereof:

     "; provided that the Borrower may redeem 300 shares of stock of the Borrower held by William Bethea, individually and as trustee, for up to $15,000,000 so long as (1) such redemption occurs not later than 90 days after December 2, 2002, and (2) no Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result from such redemption, provided, however that the foregoing proviso is not and shall not be deemed to be an amendment to or modification of any provisions of this Agreement other than this Section 7.6."

     Section 7.6 of the Revolving Credit Agreement is further amended hereby by adding the following to the end of clause (ii) of the second sentence of such Section before the word "or":

     "provided, that no Permitted Tax Distributions shall be made by Borrower at any time after Borrower has converted to a C corporation as permitted by
     Section 6.6 of this Agreement except for those Permitted Tax Distributions that would have occurred as a result of the "S" elections made prior to the date of such conversion."

     (n) Amendment of Section 7.9. Section 7.9 of the Revolving Credit Agreement is amended hereby by adding the following to the end of clause (i) thereof before the semicolon at the end of such clause (i):

     "or to the put option agreement (the "Put Option") entered into in conjunction with the Preferred Shares (as defined in Section 7.4) so long as the terms and provisions of such Put Option are acceptable to the Agent"

     (o) Amendment of Section 10.1. Section 10.1 of the Revolving Credit Agreement is amended hereby by inserting the words "increase the Facility Amount or the aggregate Commitment of the Lenders to an amount in either case in excess of $250,000,000 or" at the beginning of clause (5) of Section 10.1.

     (p) Amendment of Section 10.14. Section 10.14 of the Revolving Credit Agreement is amended hereby by adding the following after the end of the first sentence thereof:

     "Upon consummation of the sale of W&T LLC to Mr. Krohn and Mrs. Freel for approximately $1,000,000, the Agent is authorized by the Lenders and the Issuer to release the guaranty of W&T LLC and the Security Documents executed and delivered by W&T LLC without further action or consent from the Lenders or the Issuer."

     (q) Amendment to Schedule 2 (Security Schedule). Schedule 2 to the Revolving Credit Agreement is hereby amended and restated in its entirety as set forth in Schedule 2 attached hereto.

     (r) Amendment to Schedule 3 (Lenders Schedule). Schedule 3 to the Revolving Credit Agreement is hereby amended and restated in its entirety as set forth in
Schedule 3 attached hereto.

     (s) Redetermination of the Borrowing Base. As of the Effective Date, the parties hereto agree that the Borrowing Base shall be $130,000,000; provided that (i) if Offshore I, Offshore II and Offshore III (A) acquire all of the Burlington Real Property, (B) guaranty the Obligations as provided in Section 6.19, (C) execute and deliver documentation (including opinions) in form and substance satisfactory to Agent, granting to Agent first perfected liens on the Burlington Real Property and related equipment and contracts and (ii) the Borrower and Offshore I, Offshore II and Offshore III furnish to the Agent (1) title opinions in scope, form and substance satisfactory to the Agent regarding the Burlington Real Property, (2) other documents and information relating to Offshore I, Offshore II and Offshore III and the Burlington Real Property as the Agent may reasonably request, including evidence of formation of W&T Energy I, LLC, W&T Energy II, LLC, and W&T Energy III, LLC and evidence of the merger of W&T Energy I, LLC, W&T Energy II, LLC and W&T Energy III, LLC into Offshore I, Offshore II and Offshore III, respectively, with Offshore I, Offshore II and Offshore III as survivors, (3) evidence of the closing of the acquisition by the Borrower of Offshore I, Offshore II and Offshore III on terms acceptable to the Agent, (4) copies, certified true and correct by an authorized officer of the Borrower, of the assignment of the Burlington Real Property into Offshore I, Offshore II and Offshore III, of the purchase or merger agreements evidencing the transfer of stock of Offshore I, Offshore II and Offshore III to the Borrower, (5) omnibus certificates for each of Offshore I, Offshore II and Offshore III, attaching appropriate resolutions, certificates of formation, organic documents and certificates of incumbency, in form and substance satisfactory to the Agent, (6) good standing and existence certificates for each of Offshore I, Offshore II and Offshore III in its respective states of organization, issued by the appropriate authorities of such jurisdiction, together with certificates of its respective good standing and due qualification to do business, issued by appropriate officials in any states in which any of them owns property subject to Security Documents and (7) solvency certificates from each of Offshore I, Offshore II and Offshore III, in form and substance satisfactory to the Agent; then upon satisfaction of the foregoing requirements (i) and (ii) (including all sub-requirements thereof), provided that such requirements are satisfied on or before March 1, 2003, the Borrowing Base shall automatically, without further action by the Agent, the Borrower or any Lender, increase by $50,000,000. In each instance, it is agreed that the Borrowing Base is subject to redetermination pursuant to Section 2.9 of the Revolving Credit Agreement or reduction pursuant to Section 7.5(c) of the Revolving Credit Agreement.

     2. Representations and Warranties. To induce each Lender Party to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in the Revolving Credit Agreement (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete as of such earlier date) and additionally represents and warrants as follows:

     (a) Due Incorporation, Etc. The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (ii) has all requisite corporate power and authority to own its assets and to carry on its business as now conducted and proposed to be conducted,
(iii) is duly qualified to do business and is in good standing in all other jurisdictions where the nature of its business requires it to be so qualified and where the failure to so qualify would materially and adversely affect the business, assets, properties or condition (financial and otherwise), of the Borrower.

     (b) Non-Contravention. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary action of the Borrower, require, in respect of the Borrower, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation (including, without limitation, Regulation X issued by the Board of Governors of the Federal Reserve System applicable to the Borrower or Regulation U issued by the Board of Governors of the

Federal Reserve System) or the articles of incorporation or the bylaws of the Borrower or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower except as contemplated by the Loan Documents.

     (c) Legal, Valid and Binding. This Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

     3. Effectiveness. This Amendment shall be effective as of December 2, 2002, following the satisfaction of the following conditions (the "Effective Date"):

     (a) the Agent's receipt of this Amendment, duly executed by each of the parties hereto;

     (b) the execution and delivery of replacement Notes issued by the Borrower and payable to each of the Lenders in the principal amounts set forth on the column entitled "Portion of Facility Amount" in Schedule 3 hereto, which Notes shall be a renewal and replacement of, and shall be given in substitution and exchange for, but not in payment of, those Notes held by each Existing Lender (as defined below) prior to the effectiveness of this Amendment;

     (c) the execution and delivery of one or more supplemental mortgages and/or deeds of trust duly executed by the Borrower, covering the real property interests as described in Exhibit B hereto (the "Borrower Supplemental Real Property"), in scope, form and substance satisfactory to the Agent, together with related UCC-3 amendments for filing in the appropriate jurisdictions;

     (d) an opinion from Schully, Roberts, Slattery, Jaubert & Maring, pertaining to due authorization, enforceability, perfection and such other matters as requested by the Agent, in form and substance satisfactory to the Agent;

     (e) the agreements with Burlington Resources, Inc., Jefferies & Co. and FS Investment and such agreements shall be satisfactory to the Agent; and

     (f) such other documents or agreements as the Agent may reasonably request prior to the Effective Date in connection with the execution of this Amendment.

     4. Ratification of Amendment. This Amendment shall be deemed to be an amendment to the Revolving Credit Agreement, and the Revolving Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Revolving Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Revolving Credit Agreement as amended hereby. This Amendment is a Loan Document.

     5. New Lenders; Exiting Lender; Purchase and Sale of Loans, Etc.

     (a) Upon the effectiveness of this Amendment and by its execution and delivery hereof, (i) each of BMO and RBC shall be deemed automatically to have become a party to the Revolving Credit Agreement, shall have all the rights and obligations of a "Lender" under the

Revolving Credit Agreement and the other Loan Documents as if each were an original signatory thereto, and shall agree, and does hereby agree, to be bound by the terms and conditions set forth in the Revolving Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if each were an original signatory thereto and (ii) Union Bank of California, N.A. (the "Exiting Lender"), shall cease to become a Lender and shall relinquish its rights (provided that it shall still be entitled to any rights of indemnification in respect of any circumstance or event or condition arising prior to the Effective Date) and be released from its obligations under the Revolving Credit Agreement and the other Loan Documents.

     (b) Each of BMO and RBC (i) confirms that it has received a copy of the Revolving Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Revolving Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, the Issuer or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Revolving Credit Agreement; (iii) represents and warrants that its name set forth herein is its legal name; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Revolving Credit Agreement are required to be performed by it as a Lender.

     (c) Each of BMO and RBC hereby advises each other party hereto that its respective address for notices shall be as set forth below its name Schedule 3 hereto.

     (d) The Lenders party to the Revolving Credit Agreement prior to the effectiveness of this Amendment (the "Existing Lenders") hereby sell, assign, transfer and convey, and each of BMO and RBC hereby purchases and accepts, so much of the aggregate Commitments under, Loans outstanding under, and participations in Letters of Credit issued pursuant to, the Revolving Credit Agreement such that, after giving effect to this Amendment, the Percentage of each Lender (including the Existing Lenders and each of BMO and RBC), and the portion of the Commitment Amount and portion of Facility Amount of each Lender, shall be as set forth on Schedule 3 hereto. The foregoing assignments, transfers and conveyances are without recourse to the Existing Lenders and without any warranties whatsoever by the Agent, the Issuer or any Existing Lender as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests.

     (e) The Assignors and the Assignees shall make all appropriate adjustments in payments under the Revolving Credit Agreement, the Notes and the other Loan Documents for periods prior to the adjustment date among themselves.

     6. Limited Waiver of Section 7.9. The Lenders agree that the formation of the New W&T Subsidiaries shall not constitute a breach under Section 7.9 of the Credit Agreement; provided that such New W&T Subsidiaries are formed solely for the purpose of merging into Offshore I, Offshore II and Offshore III and that, following such merger, Offshore I, Offshore II and Offshore III remain the only survivors of such mergers. The Lenders further agree that the acquisition of Offshore I, Offshore II and Offshore III shall not constitute a breach under Section 7.9 of the Credit Agreement; provided that each of Offshore I, Offshore II and Offshore III delivers the documents and agreements required to be delivered by each of them in this Amendment, and that each of Offshore I, Offshore II and Offshore III performs and complies with the terms and provisions of the Credit Agreement and the other Loan Documents.

     7. Termination of Letter Agreement. That certain Letter Agreement dated as of May 31, 2002 among the Prior Borrower, the Agent, the Issuer and the Lenders, is, in accordance with Section 1 thereof, hereby terminated.

     8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     9. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     11. Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and the respective successors, transferees and assigns.

                     [Remainder of page intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           BORROWER:

                                           W&T OFFSHORE, INC.,
                                           a Nevada corporation


                                           By: /s/ W. Reid Lea
                                               ---------------------------------
                                           Name: W. Reid Lea
                                           Title: Chief Financial Officer

                                           AGENT:

                                           TORONTO DOMINION (TEXAS), INC.,
                                           as Agent


                                           By: /s/ Jim Bridwell
                                               ---------------------------------
                                           Name: Jim Bridwell
                                           Title: Vice President


                                           ISSUER:

                                           THE TORONTO-DOMINION BANK,
                                           as Issuer


                                           By: /s/ Jim Bridwell
                                               ---------------------------------
                                           Name: Jim Bridwell
                                           Title: Mgr. Credit Admin.


                                           LENDERS:

                                           TORONTO DOMINION (TEXAS), INC.,
                                           as Lender


                                           By: /s/ Jim Bridwell
                                               ---------------------------------
                                           Name: Jim Bridwell
                                           Title: Vice President

                                           BANK ONE, NA (Main Office - Chicago),
                                           as Lender


                                           By: /s/ Thomas Okamoto
                                               ---------------------------------
                                           Name: Thomas E. Okamoto
                                           Title: Associate Director

                                           FORTIS CAPITAL CORP.,
                                           as Lender


                                           By: /s/ Christopher S. Parada
                                               ---------------------------------
                                           Name: Christopher S. Parada
                                           Title: Vice President


                                           By: /s/ Darrell W. Holley
                                               ---------------------------------
                                           Name: Darrel W. Holley
                                           Title: Managing Director

                                           BANK OF SCOTLAND, as Lender


                                           By: /s/ Joseph Fratus
                                               ---------------------------------
                                           Name: Joseph Fratus
                                           Title: First Vice President

                                           BMO NESBITT BURNS FINANCING, INC.,
                                           as Lender


                                           By: /s/ James B. Whitmore
                                               ---------------------------------
                                           Name: James B. Whitmore
                                           Title: Managing Director

                                           NATEXIS BANQUES POPULAIRES,
                                           as Lender


                                           By: /s/ Donovan C. Broussard
                                               ---------------------------------
                                           Name: Donovan C. Broussard
                                           Title: Vice President


                                           By: /s/ Renaud d'Herbes
                                               ---------------------------------
                                           Name: Renaud d'Herbes
                                           Title: Senior Vice President &
                                                  Regional Manager

                                           ROYAL BANK OF CANADA,
                                           as Lender


                                           By: /s/ Lorne Gartner
                                               ---------------------------------
                                           Name: Lorne Gartner
                                           Title: Vice President

                                           UNION BANK OF CALIFORNIA, N.A.,
                                           as Exiting Lender


                                           By: /s/ Damien Melburger
                                               ---------------------------------
                                           Name: Damien Melburger
                                           Title: Senior Vice President

                                                                      SCHEDULE 2

                                SECURITY SCHEDULE

1. Amended and Restated Security Agreement dated as of February 24, 2000, from Borrower, in favor of Toronto Dominion (Texas), Inc. ("TD (Texas)"), as Agent (as amended, supplemented, restated or otherwise modified from time to time, the "Security Agreement"), covering all personal property of Borrower.

2. Various Uniform Commercial Code Financing Statements naming Borrower as debtor and TD (Texas), as Agent, as secured party, covering the collateral described in the Security Agreement.

3. Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated February 2, 1998, for Borrower, in favor of TD (Texas), as Agent, successor in interest to General Electric Capital Corporation, covering oil and gas properties located in the States of Louisiana and Texas, as supplemented and amended by that certain First Supplement and Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated July 1, 1999, and by that certain Second Supplement and Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 30, 1999, and by that certain Third Supplement and Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated February 24, 2000, and by that certain Fourth Supplement and Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated February 20, 2001, by that certain Fifth Supplement and Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated May 31, 2002, and by that certain Sixth Supplement and Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated December 2, 2002 (as so amended and as amended, supplemented, restated or otherwise modified from time to time, the "Borrower Mortgage").

4. Various Uniform Commercial Code Financing Statements covering the collateral described in the Borrower Mortgage, naming Borrower as debtor and TD (Texas), as Agent, as secured party.

5. Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement by W&T LLC, in favor of TD (Texas), as Agent, successor in interest to General Electric Capital Corporation, covering oil and gas properties located in the States of Louisiana and Texas as supplemented and amended by that certain First Supplement and Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 30, 1999, and by that certain Second Supplement and Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated February 24, 2000, and by that certain Third Supplement and Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated May 31, 2002 (as so

                                                                      SCHEDULE 2

     amended and as amended, supplemented, restated or otherwise modified from time to time, the "W&T LLC Mortgage")./1/

6. Various Uniform Commercial Code Financing Statements covering the collateral described in the W&T LLC Mortgage, naming W&T LLC as debtor and TD (Texas), as Agent, as secured party./2/

7. Second Amended and Restated Guaranty of W&T Offshore, L.L.C. dated as of February 24, 2000 in favor of TD (Texas) (as amended, supplemented, restated or otherwise modified from time to time, the "W&T LLC Guaranty")./3/

----------
/1/ To be released upon sale of W&T LLC in accordance with Section 10.14. /2/ To be terminated upon sale of W&T LLC in accordance with Section 10.14. /3/ To be terminated upon sale of W&T LLC in accordance with Section 10.14.

                                                                      SCHEDULE 3

                                LENDERS SCHEDULE

                                                        Portion of       Portion of
                                        Percentage      Commitment        Facility
                                          Share           Amount           Amount
                                       -----------   ---------------   --------------
Lending Office for ABR Loans:

Toronto Dominion (Texas), Inc.         17.56097561%  $ 31,609,756.10   $31,609,756.10
909 Fannin, Suite 1700
Houston, Texas 77010
Tel: (713) 653-8211
Fax: (713) 652-2647

Bank One, NA (Main Office - Chicago)   16.82926829%  $ 30,292,682.93   $30,292,682.93
Attn: Special Services
500 Throckmorton - PG6
Fort Worth, Texas 76101
Tel: (817) 884-5000
Fax.: (817) 884-4095

Fortis Capital Corp.                   16.82926829%  $ 30,292,682.93   $30,292,682.93
100 Crescent Court, Suite 1777
Dallas, Texas 75201
Tel: (214) 754-0009
Fax: (214) 754-5982

Bank of Scotland                       14.63414634%  $ 26,341,463.41   $26,341,463.41
565 Fifth Avenue
New York, New York 10017
Tel: (212) 450-0877
Fax: (212) 687-4412

BMO Nesbitt Burns Financing, Inc.      14.63414634%  $ 26,341,463.41   $26,341,463.41
700 Louisiana, Suite 4400
Houston, Texas 77002
Tel: (713) 223-4400
Fax: (713) 223-4007

Natexis Banques Populaires              9.75609756%  $ 17,560,975.61   $17,560,975.61
333 Clay Street, Suite 4340
Houston, Texas 77002
Tel: (713) 759-9401
Fax: (713) 759-9908

                                                                      SCHEDULE 3

Royal Bank of Canada                    9.75609756%  $ 17,560,975.61   $17,560,975.61
2800 Post Oak Boulevard
Houston, Texas 77056
Tel: (713) 403-5662
Fax: (713) 403-5624

Total                                   100.000000%  $180,000,000.00  $180,000,000.00

Lending Office for Eurodollar Loans:

Same.

                                   Exhibit "A"
               Property Descriptions for Burlington Real Property

I.   Property Descriptions for Properties to be mortgaged by Offshore Energy I
     LLC:

Eugene Island 196

     An undivided 100% record title interest in and to the Oil and Gas Lease No. OCS 0802 dated effective May 1, 1960, from the United States of America, as Lessor, to Texaco Inc., and Pan American Petroleum Corporation, as Lessees, covering all of Block 196, Eugene Island Area, Official Leasing Map La. No. 4 OCS Leasing Map, Louisiana offshore operations (referred to as "Prior Lease"), as redesignated Oil and Gas Lease No. OCS-G 13821 by segregation on September 25, 1992, effective June 1, 1988, covering the S/2 of S/2, S/2 of NE/4 of SE/4, and SE/4 of NW/4 of SE/4 of Block 196, Eugene Island Area, Official Leasing Map No. 4, OCS Leasing Map (referred to as "New Lease")

     Working Interest:           100%
     Net Revenue Interest:   81.3333%

     An undivided 100% operating rights interest in and to the Oil and Gas Lease No. OCS-G 13821, dated effective June 1, 1988, from the United States of America, as Lessor, to Texaco Inc., and Pan American Petroleum Corporation, as Lessees, INSOFAR AND ONLY INSOFAR as it pertains to the top of the BUL. 1-7 Sand as seen as a subsea depth of 11,990 feet in the Texaco H-1 No. 4 Well in the SE/4 NW/4 SE/4 and N/2 SW/4 SE/4 of Block 196, Eugene Island Area.

     Operating Rights Interest:       100%
     Net Revenue Interest:        81.3333%

     An undivided 100% operating rights interest in and to the Oil and Gas Lease No. OCS-G 13821, dated effective June 1, 1988, from the United States of America, as Lessor, to Texaco Inc. and Pan American Petroleum Corporation, as Lessees, INSOFAR AND ONLY INSOFAR as it pertains to operating rights above a subsea depth of 12,800 feet in the S/2 NE/4 SE/4, SE/4 SE/4, S/2 SW/4 SE/4, and S/2 SW/4 of Block 196, Eugene Island Area.

     Operating Rights Interest:       100%
     Net Revenue Interest:        81.3333%

Eugene Island 204

     An undivided 100% record title interest in and to the Oil and Gas Lease No. OCS 0804, dated effective May 1, 1960, from the United States of America, as Lessor, to Texaco Inc., and Pan American Petroleum Corporation, as Lessees, covering all of Block 204, Eugene Island Area, Official Leasing Map La. No. 4, OCS Leasing Map, Louisiana offshore operations, containing approximately 5,000 acres, more or less.

     Working Interest:           100%
     Net Revenue Interest:   81.3333%

Eugene Island 205

     An undivided 100% record title interest in and to the Oil and Gas Lease No. OCS-G 0805, dated effective May 1, 1960, from the United States of America, as Lessor, to Texaco Inc., and Pan American Petroleum Corporation, as Lessees, covering all of Block 205, Eugene Island Area, Official Leasing Map La. No. 4, OCS Leasing Map, Louisiana offshore operations, containing approximately 5,000 acres, more or less.

     Working Interest:           100%
     Net Revenue Interest:   81.3333%

Eugene Island 206

     An undivided 100% record title interest in and to the Oil and Gas Lease No. OCS 0806, dated effective May 1, 1960, from the United States of America, as Lessor, to Texaco Inc., and Pan American Petroleum Corporation, as Lessees, covering all of Block 206, Eugene Island Area, Official Leasing Map La. No. 4, Louisiana offshore operations,OCS Leasing Map, Louisiana offshore operations, containing approximately 5,000 acres, more or less.

     Working Interest:           100%
     Net Revenue Interest:   81.3333%

Eugene Island 217

     An undivided 50% record title interest in and to the Oil and Gas Lease No. OCS-G 0978, dated effective May 1, 1962, from the United States of America, as Lessor, to Continental Oil Company, Cities Service Production Company, The Atlantic Refining Company and Tidewater Oil Company, as Lessees, covering all of Block 217, Eugene Island Area, Official Leasing Map La. No. 4, OCS Leasing Map, Louisiana offshore operations, containing approximately 5,000 acres, more or less.

     Working Interest:              50%
     Net Revenue Interest:   41.6 6667%

Eugene Island 218

     An undivided 75% record title interest in and to the Oil and Gas Lease No. OCS 0807, dated effective May 1, 1960, from the United States of America, as Lessor, to Continental Oil Company, as Lessee, covering all of Block 218, Eugene Island Area, Official Leasing Map La. No. 4, OCS Leasing Map, Louisiana offshore operations, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the NE/4 of Block 218, Eugene Island Area.

     Working Interest:         75%
     Net Revenue Interest:   59.5%

     An undivided 100% record title interest in and to the Oil and Gas Lease No. OCS 0807, dated effective May 1, 1960, from the United States of America, as Lessor, to Continental Oil Company, as Lessee, covering all of Block 218, Eugene Island Area, Official Leasing Map La. No. 4, OCS Leasing Map, Louisiana offshore operations, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the SW/4 of Block 218, Eugene Island Area.

     Working Interest:           100%
     Net Revenue Interest:   73.8333%

     An undivided 100% record title interest in and to the Oil and Gas Lease No. OCS 0807, dated effective May 1, 1960, from the United States of America, as Lessor, to Continental Oil Company, as Lessee, covering all of Block 218, Eugene Island Area, Official Leasing Map La. No. 4, OCS Leasing Map, Louisiana offshore operations, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the NW 1/2 of Block 218, Eugene Island Area.

     Working Interest:            100%
     Net Revenue Interest:   77.08333%

Eugene Island 219

     An undivided 100% record title interest in and to the Oil and Gas Lease No. OCS 0808, dated effective May 1, 1960, from the United States of America, as Lessor, to Texaco Inc, as Lessee, covering all of Block 219, Eugene Island Area, Official Leasing Map La. No. 4, OCS Leasing Map, Louisiana offshore operations, containing approximately 5,000 acres, more or less.

     Working Interest:           100%
     Net Revenue Interest:   81.3333%

Ewing Bank 944 and 988

     An undivided 15% record title interest in and to the Oil and Gas Lease No. OCS-G 5809, dated effective July 1, 1983, from the United States of America, as Lessor, to MOBIL OIL EXPLORATION & PRODUCING SOUTHEAST INC., Monsanto Company, Diamond Shamrock Corporation, and Kerr-McGee Corporation, as Lessees, covering all of Blocks 944 and 988, Ewing Bank Area, OCS Official Protraction Diagram, NH 15-12, containing approximately 4,974.36 acres, more or less.

     Working Interest:         15%
     Net Revenue Interest:   12.5%

Green Canyon 18

     An undivided 15% record title interest in and to the Oil and Gas Lease No. OCS-G 4940, dated effective December 1, 1981, from the United States of America, as Lessor, to MOBIL OIL EXPLORATION & PRODUCING SOUTHEAST INC. ("MOEPSI"), Monsanto Company, and Diamond Shamrock Corporation, as Lessees, covering all of Block 18, Green Canyon Area, OCS Official Protraction Diagram, NG 15-3, containing approximately 5,760 acres, more or less.

     Working Interest:         15%
     Net Revenue Interest:   12.5%

High Island A-571

     An undivided 16.66% record title interest in and to the Oil and Gas Lease No. OCS-G 2391, dated effective August 1, 1973, from the United States of America, as Lessor, to Texas Pacific Oil Company, Inc., El Paso Natural Gas Company and CNG Producing Company, as Lessees, covering all of Block A-571, High Island Area, South Addition, Official Leasing Map, Texas Map No. 7B, containing approximately 5,760 acres, more or less

     Working Interest:       16.6600%
     Net Revenue Interest:   13.8833%

Mississippi Canyon 674

     An undivided 49% operating rights interest in and to the Oil and Gas Lease No. OCS-G 13687, dated effective July 1, 1992, from the United States of America, as Lessor, to Chevron U.S.A. Inc. and BHP Petroleum (Americas) Inc., as Lessees, covering all of Block 674, Mississippi Canyon Area, OCS Official Protraction Diagram, NG 16-10, containing approximately 5,760 acres, more or less INSOFAR AND ONLY INSOFAR as lease covers from the surface of the earth down to 500 feet below the total vertical depth (TVD) of the OCS-G 7952 (MC 718) No. 1 Well, said TVD being 22,500 feet and the stratigraphic equivalent of such depths.

     Working Interest:            49%
     Net Revenue Interest:   37.8745%

Mississippi Canyon 717

     An undivided 49% operating rights interest in and to the Oil and Gas Lease No. OCS-G 8499, dated effective June 1, 1986, from the United States of America, as Lessor, to Amoco Production Company and Exxon Corporation, as Lessees, covering all of Block 717, Mississippi Canyon Area, OCS Official Protraction Diagram, NG 16-10, containing approximately 5,760 acres, more or less INSOFAR AND ONLY INSOFAR as lease covers from the surface of the earth down to 500 feet below the total vertical depth (TVD) of the OCS-G 7952 (MC 718) No. 1 Well, said TVD being 22,500 feet and the stratigrphic equivalent of such depths.

     Working Interest:            49%
     Net Revenue Interest:   37.8745%

Mississippi Canyon 718

     An undivided 49% operating rights interest in and to the Oil and Gas Lease No. OCS-G 7952, dated effective August 1, 1985, from the United States of America, as Lessor, to Shell Offshore, Inc., as Lessee, covering all of Block 718, Mississippi Canyon Area, OCS Official Protraction Diagram, NG 16-10, containing approximately 5,760 acres, more or less INSOFAR AND ONLY INSOFAR as lease covers the North 3/4 of Block 718, Mississippi Canyon Area, from the surface of the earth down to 500 feet below the total vertical depth (TVD) of the OCS-G 7952 (MC 718) No. 1 Well, said TVD being 22,500 feet and the stratigraphic equivalent of such depth.

     Working Interest:            49%
     Net Revenue Interest:   37.8745%

West Cameron 638

     An undivided 26.6667% record title interest in and to the Oil and Gas Lease No. OCS-G 15124, dated effective September 1, 1995, from the United States of America, as Lessor, to Kerr-McGee Corporation, as Lessee, covering all of Block 638, West Cameron Area, South Addition, OCS Leasing Map, Louisiana Map No. 1B, containing approximately 5,000 acres, more or less.

     Working Interest:       26.6667%
     Net Revenue Interest:   22.2222%

     An undivided 26.6667% operating rights interest in and to the Oil and Gas Lease No. OCS-G 15124, dated effective September 1, 1995, from the United States of America, as Lessor, to Kerr-McGee Corporation, as Lessee, covering all of Block 638, West Cameron Area, South Addition, OCS Leasing Map, Louisiana Map No. 1B, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers depths from the surface of the earth to 100' below the stratigraphic equivalent of the deepest depth drilled and logged being 13,340' TVD in the Chevron USA Well No. 1.

     Working Interest:       26.6667%
     Net Revenue Interest:   22.2222%

West Cameron 639

     An undivided 13.34% record title interest in and to the Oil and Gas Lease No. OCS-G 2027, dated effective February 1, 1971, from the United States of America, as Lessor, to Sun Oil Company, as Lessee, covering all of Block 639, West Cameron Area, South Addition, Official Leasing Map, Louisiana Map No. 1B, containing approximately 5,000 acres, more or less.

     Working Interest:          13.34%
     Net Revenue Interest:   11.11667%

     An undivided 15.24571% operating rights interest in and to the Oil and Gas Lease No. OCS-G 2027, dated effective February 1, 1971, from the United States of America, as Lessor, to Sun Oil Company, as Lessee, covering all of Block 639, West Cameron Area, South Addition, Official Leasing Map, Louisiana Map No. 1B, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers depths from the surface of the earth down to and including 10,000' subsea.

     Working Interest:       15.2457%
     Net Revenue Interest:   12.7048%

West Cameron 648

     An undivided 38.34% record title interest in and to the Oil and Gas Lease No. OCS-G 4268, dated effective December 1, 1979, from the United States of America, as Lessor, to Sun Oil Company (Delaware) and Diamond Shamrock Corporation, as Lessees, covering all of Block 648, West Cameron Area, South Addition, OCS Leasing Map, Louisiana Map No. 1B, containing approximately 5,000 acres, more or less.

     Working Interest:       38.34%
     Net Revenue Interest:   31.95%

High Island A-365

     An undivided 31.9149% record title interest in and to the Oil and Gas Lease No. OCS-G 2750, dated effective July 1, 1974, from the United States of America, as Lessor, to Sun Oil Company (Delaware), as Lessee, covering all of Block A-365, High Island Area, East Addition, South Extension, OCS Official Leasing Map, Texas Map No. 7C, containing approximately 5,760 acres, more or less.

     Working Interest:        31.9149%
     Net Revenue Interest:   26.19007%

High Island A-376

     An undivided 27.92554% record title interest in and to the Oil and Gas Lease No. OCS-G 2754, dated effective July 1, 1974, from the United States of America, as Lessor, to Texaco, Inc. and Columbia Gas Development Corporation, as Lessees, covering all of Block A-376, High Island Area, East Addition, South Extension, OCS Official Leasing Map, Texas Map No. 7C, containing approximately 5,760 acres, more or less.

     Working Interest:       27.92554%
     Net Revenue Interest:   23.27128%

Vermilion 84

     An undivided 100% record title interest in and to the Oil and Gas Lease No. OCS-G 3124, dated effective July 1, 1975, from the United States of America, as Lessor, to Union Oil Company of California, as Lessee, covering all of Block 84, Vermilion Area, OCS Official Leasing Map, Louisiana Map No. 3, containing approximately 5,000 acres, more or less.

     Working Interest:            50%
     Net Revenue Interest:   39.9317%

West Cameron 142

     An undivided 100% record title interest in and to the Oil and Gas Lease No. OCS-G 13560, dated effective July 1, 1992, from the United States of America, as Lessor, to Diamond Shamrock Offshore Partners Limited Partnership, as Lessee, covering all of Block 142, West Cameron Area, OCS Leasing Map, Louisiana Map No. 1, containing approximately 5,000 acres, more or less.

     Working Interest:           100%
     Net Revenue Interest:   83.3333%

West Cameron 178

     An undivided 41.50639% operating rights interest in and to the Oil and Gas Lease No. OCS-G 5286, dated effective July 1, 1983, from the United States of America, as Lessor, to Exxon Corporation and Sohio Petroleum Company, as Lessees, covering all of Block 178, West Cameron Area, OCS Leasing Map, Louisiana Map No. 1, containing approximately 5,000 acres, more or less INSOFAR AND ONLY INSOFAR as operating rights cover the SE/4 SE/4 NW/4 of Block 178, from the surface of the earth down to the stratigraphic equivalent of the base of the OC Sand as recognized in the OCS-G 5286 Well No. 1 at a measured depth of 11,312 feet (11,225' subsea)

     Working Interest:        41.5064%
     Net Revenue Interest:   29.40036%

     An undivided 71.15385% operating rights interest in and to the Oil and Gas Lease No. OCS-G 5286, dated effective July 1, 1983, from the United States of America, as Lessor, to Exxon Corporation and Sohio Petroleum Company, as Lessees, covering all of Block 178, West Cameron Area, OCS Leasing Map, Louisiana Map No. 1, containing approximately 5,000 acres, more or less INSOFAR AND ONLY INSOFAR as operating rights cover the E/2; SW/4; W/2 NW/4; NE/4 NW/4; N/2 SE/4 NW/4 of Block 178, from the surface of the earth down to the stratigraphic equivalent of the base of the OC Sand as recognized in the OCS-G 5286 Well No. 1 at a measured depth of 11,312 feet (11,225' subsea).

     Working Interest:       71.15385%
     Net Revenue Interest:   50.40064%

Galveston 303

     An undivided 75% record title interest in and to the Oil and Gas Lease No. OCS-G 4565, dated effective January 1, 1981, from the United States of America, as Lessor, to Houston Oil & Minerals Corporation, as Lessee, covering all of Block 303, Galveston Area, East Addition, OCS Leasing Map, Texas Map No. 6, containing approximately 5,760 acres, more or less.

     Working Interest:       75%
     Net Revenue Interest:   51%

South Timbalier 149

     An undivided 50% record title interest in and to the Oil and Gas Lease No. OCS-G 5606, dated effective July 1, 1983, from the United States of America, as Lessor, to Amoco Production Company, as Lessee, covering all of Block 149, South Timbalier Area, OCS Leasing Map, Louisiana Map No. 6, containing approximately 5,000 acres, more or less.

     Working Interest:         50%
     Net Revenue Interest:   37.5%

Vermilion 78

     An undivided 25% record title interest in and to the Oil and Gas Lease No. OCS-G 4421, dated effective November 1, 1980, from the United States of America, as Lessor, to CNG Producing Company, Anadarko Production Company and Hunt Oil Company, as Lessees, covering all of Block 78, Vermilion Area, OCS Leasing Map, Louisiana Map No. 3, containing approximately 5,000 acres, more or less.

     Working Interest:            25%
     Net Revenue Interest:   20.8333%

Vermilion 119

     An undivided 50% record title interest in and to the Oil and Gas Lease No. OCS- 0487, dated effective February 1, 1955, from the United States of America, as Lessor, to Continental Oil Co., The Atlantic Refining Co., Tide Water Associated Oil Co. and Cities Production Corporation, as Lessees, covering all of Block 119, Vermilion Area, Official Leasing Map, La. Map No. 3, Outer Continental Shelf Leasing Map, Louisiana Offshore Operations, containing approximately 5,000 acres, more or less.

     Working Interest:            50%
     Net Revenue Interest:   41.6667%

Vermilion 124

     An undivided 50% record title interest in and to the Oil and Gas Lease No. OCS- 0495, dated effective February 1, 1955, from the United States of America, as Lessor, to Continental Oil Co., The Atlantic Refining Co., Tide Water Associated Oil Co. and Cities Production Corporation, as Lessees, covering all of Block 124, Vermilion Area, Official Leasing Map, La. Map No. 3, Outer Continental Shelf Leasing Map, Louisiana Offshore Operations, containing approximately 5,000 acres, more or less.

     Working Interest:            50%
     Net Revenue Interest:   41.6667%

West Delta 65

     An undivided 100% record title interest in and to the Oil and Gas Lease No. OCS-G 15363, dated effective August 1, 1995, from the United States of America, as Lessor, to Meridian Oil Offshore, Inc., as Lessee, covering all of Block 65, West Delta Area, OCS Leasing Map, Louisiana Map No. 8, containing approximately 5,000 acres, more or less.

     Working Interest:           100%
     Net Revenue Interest:   77.0833%

West Delta 72

     An undivided 100% operating rights interest in and to the Oil and Gas Lease No. OCS-G 1082, dated effective June 1, 1962, from the United States of America, as Lessor, to Humble Oil & Refining Company, as Lessee, covering all of Block 72, West Delta Area, Official Leasing Map La. No. 8, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as it pertains to the North One-Half of the Northeast One-Quarter (N/2NE/4) from the surface down to and including the stratigraphic equivalent of 100 feet beneath the total depth of 3,105 feet TVD drilled in the Burlington Resources Offshore, Inc. OCS-G 15363 #1 Well located in the West Delta Block 65.

     Working Interest:           100%
     Net Revenue Interest:   83.3333%

II.  Property Descriptions for Properties to be mortgaged by Offshore Energy II
     LLC:

East Cameron 321

     An undivided 25% record title interest in and to the Oil and Gas Lease No. OCS-G 2061, dated effective February 1, 1971, from the United States of America, as Lessor, to Marathon Oil Company, as Lessee, covering all of Block 321, East Cameron Area, South Addition, Official Leasing Map No. 2A, containing approximately 5,000 acres, more or less.

     Working Interest:             25%
     Net Revenue Interest:   20.83333%

Eugene Island 217

     An undivided 16.31945% record title interest in and to the Oil and Gas Lease No. OCS-G 0978, dated effective May 1, 1962, from the United States of America, as Lessor, to Continental Oil Company, Cities Service Production Company, The Atlantic Refining Company and Tidewater Oil Company, as Lessees, covering all of Block 217, Eugene Island Area, Official Leasing Map La. No. 4, OCS Leasing Map, Louisiana offshore operations, containing approximately 5,000 acres, more or less.

     Working Interest:         16.31945%
     Net Revenue Interest:   11.5161167%

     An undivided 65.27778% operating rights interest in and to the Oil and Gas Lease No. OCS-G 0978, dated effective May 1, 1962, from the United States of America, as Lessor, to Continental Oil Company, Cities Service Production Company, The Atlantic Refining Company and Tidewater Oil Company, as Lessees, INSOFAR AND ONLY INSOFAR as it pertains to the N/2 NW/4, SE/4 NW/4, S/2 SW/4 NW/4, N/2 SW/4,W/2 NE/4, NW/4 SE/4 of Block 217,
     Eugene Island Area, from the surface down to the stratigraphic equivalent of 13,097 feet true vertical depth being 100 feet below the base of the "MI" sand identified at 12,997 feet true vertical depth as referenced in the original DIL log of Sandefer Offshore Operating Co.'s OCS-G 0978 Well No. 4.

     Operating Rights Interest:   65.27778%
     Net Revenue Interest:        47.87037%

     An undivided 74.22681% operating rights interest in and to the Oil and Gas Lease No. OCS-G 0978, dated effective May 1, 1962, from the United States of America, as Lessor, to Continental Oil Company, Cities Service Production Company, The Atlantic Refining Company and Tidewater Oil Company, as Lessees, INSOFAR AND ONLY INSOFAR as it pertains to the S/2 SW/4, E/2 NE/4, E/2 SE/4, and SW/4 SE/4 of Block 217, Eugene Island Area, from the surface down to the stratigraphic equivalent of 13,097 feet true vertical depth being 100 feet below the base of the "MI" sand identified at 12,997 feet true vertical depth as referenced in the original DIL log of Sandefer Offshore Operating Co.'s OCS-G 0978 Well No. 4.

     Operating Rights Interest:      74.2268%
     Net Revenue Interest:        54.5656226%

     An undivided 65.27778% operating rights interest in and to the Oil and Gas Lease No. OCS-G 0978, dated effective May 1, 1962, from the United States of America, as Lessor, to Continental Oil Company, Cities Service Production Company, The Atlantic Refining Company and Tidewater Oil Company, as Lessees, INSOFAR AND ONLY INSOFAR as it pertains to all of Block 217, Eugene Island Area, from and including the stratigraphic equivalent of 13,097 feet true vertical depth as seen in the Sandefer Offshore Operating Co.'s OCS-G 0978 Well No. 4 down to the stratigraphic equivalent of 15,189 feet true vertical depth, being 100 feet below the total depth drilled in the NERCO Oil and Gas, Inc. OCS-G 0978 Well No.4.

     Operating Rights Interest:   65.27778%
     Net Revenue Interest:         48.9583%

Eugene Island 218

     An undivided 16.31945% record title interest in and to the Oil and Gas Lease No. OCS-0807, dated effective May 1, 1960, from the United States of America, as Lessor, to Continental Oil Company, as Lessee, covering all of Block 218, Eugene Island Area, Official Leasing Map La. No. 4, OCS Leasing Map, Louisiana offshore operations, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the NE/4 of Block 218, Eugene Island Area.

     Working Interest:         16.31945%
     Net Revenue Interest:   11.5161167%

     An undivided 65.27778% operating rights interest in and to the Oil and Gas Lease No. OCS-0807, dated effective May 1, 1960, from the United States of America, as Lessor, to Continental Oil Company, as Lessee, covering all of Block 218, Eugene Island Area, Official Leasing Map La. No. 4, OCS Leasing Map, Louisiana offshore operations, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the NE/4 of Block 218, Eugene Island Area, from the surface down to the stratigraphic equivalent of 13,097' true vertical depth, being 100' below the base of the "MI" sand identified at 12,997' true vertical depth as referenced in the original DIL log of Sandefer Offshore Operating Co.'s OCS-G 0978 Well No. 4.

     Working Interest:       65.27778%
     Net Revenue Interest:   47.87037%

     An undivided 65.27778% operating rights interest in and to the Oil and Gas Lease No. OCS-0807, dated effective May 1, 1960, from the United States of America, as Lessor, to Continental Oil Company, as Lessee, covering all of Block 218, Eugene Island Area, Official Leasing Map La. No. 4, OCS Leasing Map, Louisiana offshore operations, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the NE/4 of Block 218, Eugene Island Area, from and including the stratigraphic equivalent of 13,097' true vertical depth, as seen in the Sandifer Offshore Operating Co.'s OCS-G 0978 Well No. 4 down to the stratigraphic equivalent of 15,189' true vertical depth, being 100' below the total depth drilled in the NERCO Oil & Gas, Inc. OCS-G 0978 No. 4 Well.

     Working Interest:       65.27778%
     Net Revenue Interest:    48.9583%

Garden Banks 235

     An undivided 100% record title interest in and to the Oil and Gas Lease No. OCS-G 7454, dated effective October 1, 1984, from the United States of America, as Lessor, to Union Texas Petroleum Corporation, as Lessee, covering all of Block 235, Garden Banks Area, OCS Official Protraction Diagram, NG 15-2, containing approximately 5,760 acres, more or less.

     Working Interest:           100%
     Net Revenue Interest:   83.3333%

High Island 38

     An undivided 60% record title interest in and to the Oil and Gas Lease No. OCS-G 14878, dated effective December 1, 1994, from the United States of America, as Lessor, to The Louisiana land and Exploration Company and Nippon Oil Exploration U.S.A. Limited, as Lessees, covering all of Block 38, High Island Area, East Addition, OCS Leasing Map, Texas Map No. 7A, containing approximately 5,760 acres, more or less.

     Working Interest:       60%
     Net Revenue Interest:   50%

South Pass 86

     An undivided 25% record title interest in and to the Oil and Gas Lease No. OCS-G 5687, dated effective July 1, 1983, from the United States of America, as Lessor, to Marathon Oil Company, Amerada Hess Corporation, The Louisiana Land and Exploration Company and OKC Limited Partnership, as Lessees, covering all of Block 86, South Pass Area, South and East Addition, OCS Leasing Map, Louisiana Map No. 9A, containing approximately 5,000 acres, more or less

     Working Interest:            25%
     Net Revenue Interest:   20.8333%

South Timbalier 148 (E/2)

     An undivided 40.35% record title interest in and to the Oil and Gas Lease No. OCS-G 1960, dated effective February 1, 1970, from the United States of America, as Lessor, to Chevron Oil Company, as Lessee, covering the East 1/2 of Block 148, South Timbalier Area, Official Leasing Map La. Map No. 6, containing approximately 2,500 acres, more or less.

     Working Interest:       40.350%
     Net Revenue Interest:   33.625%

     An undivided 40.35% operating rights interest in and to the Oil and Gas Lease No. OCS-G 1960, dated effective February 1, 1970, from the United States of America, as Lessor, to Chevron Oil Company, as Lessee, covering the East 1/2 of Block 148, South Timbalier Area, Official Leasing Map La. Map No. 6, containing approximately 2,500 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the W/2 SE/4; NW/4 SE/4 SE/4; S/2 SE/4 SE/4; and SW/4 NE/4 SE/4 Block 148, South Timbalier Area, from the surface to 25,000 feet subsurface.

     Working Interest:       40.350%
     Net Revenue Interest:   33.625%

South Timbalier 184

     An undivided 52.54443% record title interest in and to the Oil and Gas Lease No. OCS-G 1568, dated effective July 1, 1967, from the United States of America, as Lessor, to Cities Service Oil Company, Atlantic Richfield Company and Continental Oil Company, as Lessees, covering all of Block 184, South Timbalier Area, Official Leasing Map La. Map No. 6, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the NW/4 Block 148 South Timbalier Area.

     Working Interest:       52.54443%
     Net Revenue Interest:   39.40832%

     An undivided 50% record title interest in and to the Oil and Gas Lease No. OCS-G 1568, dated effective July 1, 1967, from the United States of America, as Lessor, to Cities Service Oil Company, Atlantic Richfield Company and Continental Oil Company, as Lessees, covering all of Block 184, South Timbalier Area, Official Leasing Map La. Map No. 6, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the NE/4 and S/2 Block 184, South Timbalier Area.

     Working Interest:        500%
     Net Revenue Interest:   37.5%

     An undivided 52.54443% operating rights interest in and to the Oil and Gas Lease No. OCS-G 1568, dated effective July 1, 1967, from the United States of America, as Lessor, to Cities Service Oil Company, Atlantic Richfield Company and Continental Oil Company, as Lessees, covering all of Block 184, South Timbalier Area, Official Leasing Map La. Map No. 6, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the NW/4 Block 184 South Timbalier Area, covering those depths below 13,600' true vertical depth.

     Working Interest:       52.54443%
     Net Revenue Interest:   39.40832%

South Timbalier 185

     An undivided 48.71003% record title interest in and to the Oil and Gas Lease No. OCS-G 1569, dated effective July 1, 1967, from the United States of America, as Lessor, to Sinclair Oil & Gas Company and Skelly Oil Company, as Lessees, covering all of Block 185, South Timbalier Area, Official Leasing Map La. Map No. 6, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the NE/4 Block 185 South Timbalier Area.

     Working Interest:       48.71003%
     Net Revenue Interest:   40.60855%

     An undivided 29.31372% record title interest in and to the Oil and Gas Lease No. OCS-G 1569, dated effective July 1, 1967, from the United States of America, as Lessor, to

     Sinclair Oil & Gas Company and Skelly Oil Company, as Lessees, covering all of Block 185, South Timbalier Area, Official Leasing Map La. Map No. 6, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the NW/4; S/2 Block 185 South Timbalier Area.

     Working Interest:       29.31372%
     Net Revenue Interest:   25.40520%

     An undivided 48.71003% operating rights interest in and to the Oil and Gas Lease No. OCS-G 1569, dated effective July 1, 1967, from the United States of America, as Lessor, to Sinclair Oil & Gas Company and Skelly Oil Company, as Lessees, covering all of Block 185, South Timbalier Area, Official Leasing Map La. Map No. 6, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the NE/4 Block 185 South Timbalier Area as to those depths below 13,600 feet true vertical depth.

     Working Interest:       48.71003%
     Net Revenue Interest:   40.60854%

     An undivided 29.31372% operating rights interest in and to the Oil and Gas Lease No. OCS-G 1569, dated effective July 1, 1967, from the United States of America, as Lessor, to Sinclair Oil & Gas Company and Skelly Oil Company, as Lessees, covering all of Block 185, South Timbalier Area, Official Leasing Map La. Map No. 6, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the NW/4; S/2 Block 185 South Timbalier Area as to those depths below 13,600 feet true vertical depth.

     Working Interest:       29.31372%
     Net Revenue Interest:   25.40520%

South Timbalier 190

     An undivided 43.35% record title interest in and to the Oil and Gas Lease No. OCS-G 1261, dated effective June 1, 1962, from the United States of America, as Lessor, to California Oil Company, as Lessee, covering all of Block 190, South Timbalier Area, Official Leasing Map La. Map No. 6, Outer Continental Shelf Leasing Map, Louisiana Offshore Operations, containing approximately 5,000 acres, more or less.

     Working Interest:        43.35%
     Net Revenue Interest:   36.125%

     An undivided 43.35% operating rights interest in and to the Oil and Gas Lease No. OCS-G 1261, dated effective June 1, 1962, from the United States of America, as Lessor, to California Oil Company, as Lessee, covering all of Block 190, South Timbalier Area, Official Leasing Map La. Map No. 6, Outer Continental Shelf Leasing Map, Louisiana Offshore Operations, containing approximately 5,000 acres, more or less, INSOFAR

     AND ONLY INSOFAR as lease covers the S/2 SE/4 from surface of the earth down to 25,000 feet subsurface.

     Working Interest:        43.35%
     Net Revenue Interest:   36.125%

South Timbalier 203

     An undivided 35.475% record title interest in and to the Oil and Gas Lease No. OCS-G 1269, dated effective June 1, 1962, from the United States of America, as Lessor, to California Oil Company, as Lessee, covering all of Block 203, South Timbalier Area, Official Leasing Map La. Map No. 6, Outer Continental Shelf Leasing Map, Louisiana Offshore Operations, containing approximately 5,000 acres, more or less.

     Working Interest:       35.4750%
     Net Revenue Interest:   27.6125%

     An undivided 43.35% operating rights interest in and to the Oil and Gas Lease No. OCS-G 1269, dated effective June 1, 1962, from the United States of America, as Lessor, to California Oil Company, as Lessee, covering all of Block 190, South Timbalier Area, Official Leasing Map La. Map No. 6, Outer Continental Shelf Leasing Map, Louisiana Offshore Operations, containing approximately 5,000 acres, more or less, INSOFAR AND ONLY INSOFAR as lease covers the N/2 NE/4 NE/4 Block 203, South Timbalier Area, from the top of the 7,100' Sand to the base of the 8,600' Sand appearing between Induction Electric Log measured depths of 7,490' and 8,933' in the Chevron Oil Company OCS-G 1261 Well No. 2 located on Block 190, South Timbalier Area.

     Working Interest:       43.350%
     Net Revenue Interest:   36.125%

Green Canyon 89

     An undivided 17% record title interest in and to the Oil and Gas Lease No. OCS-G 15540, dated effective July 1, 1995, from the United States of America, as Lessor, to Shell Offshore Inc, as Lessee, covering all of Block 89, Green Canyon Area, OCS Official Protraction Diagram, NG 15-3, containing approximately 5,760 acres, more or less.

     Working Interest:           17%
     Net Revenue Interest:   14.167%

High Island A-568

     An undivided 16.6666% record title interest in and to the Oil and Gas Lease No. OCS-G 2716, dated effective July 1, 1974, from the United States of America, as Lessor, to

     Marathon Oil Company, The Louisiana Land and Exploration Company, Louisiana Land Offshore Exploration Company, Inc., Amerada Hess Corporation and Texas Eastern Exploration Co., as Lessees, covering all of Block A-568, High Island Area, South Addition, OCS Official Leasing Map, Texas Map No. 7B, containing approximately 5,760 acres, more or less.

     Working Interest:       16.6666%
     Net Revenue Interest:   13.8889%

South Marsh Island 28 and 29

     An undivided 100% record title interest in and to the Oil and Gas Lease No. OCS-G 9536, dated effective June 1, 1988, from the United States of America, as Lessor, to Union Texas Petroleum Corporation, as Lessee, covering all of Block 28, South Marsh Island Area, OCS Leasing Map, Louisiana Map No. 3A, containing approximately 5,251.85 acres, more or less.

     Working Interest:            100%*
     Net Revenue Interest:   82.58333%

     *Subject to that certain Joint Development Agreement dated July 15, 1997 between The Louisiana Land and Exploration Company and Taylor Energy covering certain reservoirs in the S/2 S/2 Block 28, South Marsh Island and the N/2 N/2 Block 29, South Marsh Island. Said agreement provides for 65% working interest and 53.4167% net revenue interest in the S/2 S/2 Block 28 and the N/2 N/2 Block 29 South Marsh Island Area.

Vermilion 404

     An undivided 50% record title interest in and to the Oil and Gas Lease No. OCS-G 8678, dated effective July 1, 1987, from the United States of America, as Lessor, to Agip Petroleum Co., Inc. (25%), MOBIL OIL EXPLORATION & PRODUCING SOUTHEAST INC. ("MOEPSI") (50%) and Union Texas Petroleum Corporation (25%), as Lessees, covering all of Block 404, Vermilion Area, South Addition, OCS Leasing Map, Louisiana Map No. 3B, containing approximately 5,000 acres, more or less.

     Working Interest:            50%
     Net Revenue Interest:   39.1667%

Vermilion 412

     An undivided 50% record title interest in and to the Oil and Gas Lease No. OCS-G 6685, dated effective June 1, 1984, from the United States of America, as Lessor, to Agip Petroleum Co., Inc., MOBIL OIL EXPLORATION & PRODUCING SOUTHEAST INC. ("MOEPSI") and Union Texas Petroleum Corporation, as Lessees, covering all of

     Block 412, Vermilion Area, South Addition, OCS Leasing Map, Louisiana Map No. 3B, containing approximately 5,000 acres, more or less.

     Working Interest:            50%
     Net Revenue Interest:   39.1667%

West Cameron 606

     An undivided 70.96774% record title interest in and to the Oil and Gas Lease No. OCS-G 2232, dated effective February 1, 1973, from the United States of America, as Lessor, to Signal Oil and Gas Company, Louisiana Land Offshore Exploration Company, Inc., Amerada Hess Corporation, Marathon Oil Company and Texas Eastern Exploration Co, as Lessees, covering all of Block 606, West Cameron Area, South Addition, Official Leasing Map, Louisiana Map No. 1B, containing approximately 5,000 acres, more or less.

     Working Interest:       70.9677%
     Net Revenue Interest:   59.1398%

West Cameron 620

     An undivided 66.67% record title interest in and to the Oil and Gas Lease No. OCS-G 2234, dated effective February 1, 1973, from the United States of America, as Lessor, to Louisiana Land Offshore Exploration Company, Inc., Marathon Oil Company and Texas Eastern Exploration Co., as Lessees, covering all of Block 620, West Cameron Area, South Addition, Official Leasing Map, Louisiana Map No. 1B, containing approximately 5,000 acres, more or less.

     Working Interest:       66.6700%
     Net Revenue Interest:   55.5583%

West Cameron 661

     An undivided 100% record title interest in and to the Oil and Gas Lease No. OCS-G 16224, dated effective August 1, 1962, from the United States of America, as Lessor, to The Louisiana Land and Exploration Company, as Lessee, covering all of Block 661, West Cameron Area, South Addition, OCS Leasing Map, Louisiana Map No. 1B, containing approximately 5,000 acres, more or less.

     Working Interest:           100%*
     Net Revenue Interest:   83.3333%

     *Subject to that certain Farmout Agreement dated April 30, 2001, between The Louisiana Land and Exploration Company and Tarpon Operating and Devlopment, L.L.C., covering all of the OCS-G 16224 lease from the surface to 9,500'.

     Working Interest:         -0-%
     Net Revenue Interest:   8.333% BPO

III. Property Descriptions for Properties to be mortgaged by Offshore Energy III
     LLC:

High Island A-568

     An undivided 16.6666% record title interest in and to the Oil and Gas Lease No. OCS-G 2716, dated effective July 1, 1974, from the United States of America, as Lessor, to Marathon Oil Company, The Louisiana Land and Exploration Company, Louisiana Land Offshore Exploration Company, Inc., Amerada Hess Corporation and Texas Eastern Exploration Co., as Lessees, covering all of Block A-568, High Island Area, South Addition, OCS Official Leasing Map, Texas Map No. 7B, containing approximately 5,760 acres, more or less.

     Working Interest:       16.6666%
     Net Revenue Interest:   13.8889%

                                   EXHIBIT "B"
          Property Descriptions for Borrower Supplemental Real Property

1.   West Cameron 610

     An undivided 50.00% record title interest in and to the (1) Oil and Gas Lease No. OCS-G 16216, dated effective July 1, 1996, from the United States of America, as Lessor, to Chieftain International (U.S.) Inc., Cairn Energy USA, Inc. and Enserch Exploration, Inc., as Lessees, covering all of Block 610, West Cameron Area, South Addition, OCS Leasing Map, Louisiana Map No. 1B, containing approximately 5,000 acres, more or less; and (2) Right of Use and Easement No. OCS-G 23558 for the purposes of producing wells and processing production from the West Cameron Block 610 Lease No. OCS-G 16216, being the West Cameron 616 "A" Platform, MMS Platform ID No. 265-1 and located approximately 4,555' FNL and 1,402' FWL of West Cameron Block 616, Offshore, Louisiana.

     Working Interest:       50.0000%
     Net Revenue Interest:   40.7290%

2.   Eugene Island 397 Unit

     An undivided 50.00% record title interest in and to the Oil and Gas Lease No. OCS-G 15271, dated effective September 1, 1995, from the United States of America, as Lessor, to Cairn Energy USA, Inc. and Enserch Exploration, Inc., as Lessees, covering all of Block 397, Eugene Island Area, South Addition, OCS Leasing Map, Louisiana Map No. 4A, containing approximately 5,000 acres, more or less;

     An undivided 50.00% record title interest in and to the Oil and Gas Lease No. OCS-G 16673, dated effective September 1, 1996, from the United States of America, as Lessor, to Chieftain International (U.S.) Inc., Cairn Energy USA, Inc. and Enserch Exploration, Inc., as Lessees, covering all of Block 4, Green Canyon Area, OCS Official Protraction Diagram, NG 15-3, containing approximately 717.22 acres, more or less;

     An undivided 50.00% record title interest in and to the Oil and Gas Lease No. OCS-G 16680, dated effective June 1, 1996, from the United States of America, as Lessor, to Chieftain International (U.S.) Inc., Cairn Energy USA, Inc. and Enserch Exploration, Inc., as Lessees, covering all of Block 48, Green Canyon Area, OCS Official Protraction Diagram, NG 15-3, containing approximately 5,760.00 acres, more or less.

     Working Interest:       50.0000%
     Net Revenue Interest:   41.1667%

3.   Ship Shoal 177

     An undivided 50.00% record title interest in and to the Oil and Gas Lease No. OCS 0590, dated effective September 1, 1955, from the United States of America, as Lessor, to The Texas Co. and Stanolind Oil and Gas Co., as Lessees, covering all of Block 177, Ship Shoal Area, as shown on Official Leasing Map, Louisiana Map No. 5, Outer Continental Shelf Leasing Map (Louisiana Offshore Operations), containing approximately 5,000 acres, more or less.

     Working Interest:       50.0000%
     Net Revenue Interest:   41.6667%

                                       2